                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

   (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2004                                      By: /s/ Gary A. Lyons

                                                      Name: Gary A. Lyons
                                                      Title: President and Chief
                                                             Executive Officer

   In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Hawran, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   (3) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

   (4) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2004                           By: /s/ Paul W. Hawran

                                           Name: Paul  W. Hawran
                                           Title: Executive Vice President and
                                                  Chief Financial Officer